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                                                                    EXHIBIT 23.2

                        INDEPENDENT ACCOUNTANT'S CONSENT

The Board of Directors
FDP Corporation

   We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                          -------------------------------------
                                                                    /s/ KPMG LLP

Miami, Florida
March 29, 1999